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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                November 12, 1999


                       NICOLLET PROCESS ENGINEERING, INC.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)


          Minnesota                   0-27928               41-1528120
          ---------                   -------               ----------
(State or other jurisdiction        (Commission          (I.R.S. Employer
      of incorporation)            File Number)         Identification No.)

                            2665 South Bayshore Drive
                                   Suite PH2B
                             Coconut Grove, FL 33133
                             -----------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (305) 913-3300
                                                           --------------

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

                  On November 12, 1999, Nicollet Process Engineering, Inc. ("Company") acquired all of the stock of Knowledgeware Solutions, Inc., a Michigan Corporation ("KSI"), through the merger of Knowledgeware Acqusition Corp., a wholly owned subsidiary of the Company, with and into KSI with KSI being the surviving corporation. KSI creates high-quality instructional, marketing and sales material for the software industry.

         The acquisition was made pursuant to an Agreement and Plan of Merger by and among William Klco, Kathleen McFadden, Steven Gauld and Dane Powell (the "Shareholders") and the Company dated November 12, 1999 (the "Merger Agreement"). Under the terms of the Merger Agreement, the Shareholders received 704,345 newly issued shares of the Company's common stock and the Company acquired all of the outstanding common stock of KSI. Each of the Shareholders also received options to purchase 81,572 shares of the Company's common stock at a price of 85 cents per share. Each of the Shareholders may be granted options to purchase an additional 81,572 shares of the Company's common stock at a price of 85 cents per share if KSI achieves certain financial goals during the three year period following the acquisition. Certain employees of KSI will be granted options to purchase an aggregate of 291,286 shares of the Company's common stock at fair market value and options to purchase an aggregate of 35,000 shares of the Company's common stock at a price of 85 cents per share.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         a.       FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         The registrant has determined that it is impracticable to provide the required historical financial statements of KSI at this time. The registrant will file the required historical financial statements of the KSI under a Form 8-K/A as soon a practicable, but in any event within 60 days after the date hereof.

         b.       PRO FORMA FINANCIAL INFORMATION.

         The registrant has determined that it is impracticable to provide the required pro forma financial information regarding the acquisition of KSI at this time. The registrant will file the required pro forma financial information under a Form 8-K/A as soon a practicable, but in any event within 60 days after the date hereof.

         c.       EXHIBITS.

                  2.1 Agreement and Plan of Merger by and among the Company and William Klco, Kathleen McFadden, Steven Gauld and Dane Powell dated November 12, 1999.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 NICOLLET PROCESS ENGINEERING, INC.


                                 /s/ Roy Garcia
                                 By:  Roy Garcia
                                 Its:  Chief Financial Officer


Dated:   November 29, 1999


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                                INDEX TO EXHIBITS

  Exhibit No.     Description                                                     Method
  -----------     -----------                                                     ------
  2.1             Agreement and Plan of Merger by and among the Company and       Filed herewith.
                  William Klco, Kathleen McFadden, Steven Gauld and Dane Powell
                  dated November 12, 1999.


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